Computational Materials for RASC Series 2002-KS8 Trust

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New Issue Computational Materials

$800,000,000 (Approximate)

Home Equity Mortgage Asset-Backed Pass-Through Certificates,
Series 2002-KS8

Residential Asset Securities Corporation
Depositor

RASC Series 2002-KS8 Trust
Issuer

Residential Funding Corporation
Seller and Master Servicer

December 2002

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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may
hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

The analysis in this report is based on information provided by Residential
Funding Corporation ("the Seller"). Neither the Issuer, Deutsche Bank Securities
Inc. ("DBSI"), or any of their affiliates makes representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the
Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes.
These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses
(the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials'
accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These
Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational
Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE
SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING AS UNDERWRITER AND NOT
ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

Residential Funding Corporation
RASC 2002-KS8
Computational Materials: Preliminary Term Sheet (Page 1)
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                           $800,000,000 (Approximate)

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Overview(a)(b)(f)
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To 10% Call:
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--------------- ------------------ --------------- ------------ ----------- ----------------- ----------------- -----------------

                                                                                                 Scheduled          Expected
                    Expected                                                    Expected           Final            Ratings
                   Approximate         Interest     Principal    Expected   Principal Window    Distribution     (Moody's / S&P
    Class            Size(a)             Type         Type      WAL (yrs)        (mos)              Date            / Fitch)
--------------- ------------------ --------------- ------------ ----------- ----------------- ----------------- -----------------
--------------- ------------------ --------------- ------------ ----------- ----------------- ----------------- -----------------
    A-1(e)        $232,100,000         Floating        SEQ         0.90          1 - 19          11/25/2017       Aaa/AAA/AAA
    A-2(e)        $123,800,000          Fixed          SEQ         2.00         19 - 29          6/25/2023        Aaa/AAA/AAA
    A-3(e)        $117,200,000          Fixed          SEQ         3.00         29 - 44          4/25/2027        Aaa/AAA/AAA
    A-4(e)        $163,500,000          Fixed          SEQ         5.00         44 - 87          12/25/2030       Aaa/AAA/AAA
    A-5(d)(e)      $83,400,000          Fixed          SEQ         8.48         87- 103          12/25/2032       Aaa/AAA/AAA
    A-6(d)(e)      $80,000,000          Fixed          NAS         6.44         37 - 103         12/25/2032       Aaa/AAA/AAA

A-IO(c)(e)          Notional            Fixed       Notional     0.80(g)           NA            5/25/2005        Aaa/AAA/AAA
--------------- ------------------ --------------- ------------ ----------- ----------------- ----------------- -----------------
--------------- ------------------ --------------- ------------ ----------- ----------------- ----------------- -----------------
    Total         $800,000,000
--------------- ------------------ --------------- ------------ ----------- ----------------- ----------------- -----------------
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(a)      Subject to 10% variance.
(b)      The Offered Certificates will be priced to the Optional Termination Date.
(c)      Notional Schedule for the Class A-IO and coupon are described on page [6].
(d)  The pass-through rate on the Certificates will increase by 0.50% per annum on the second distribution date after the Optional Termination Date.
(e)  The Offered Certificates may be subject to a Net WAC Cap. It is not expected that the Class A-IO Certificates will be subject to a Net WAC Cap.
(f)  Pricing speed of 23% HEP assumes that prepayments start at 2.3% CPR in month one, increase to 23% CPR by month ten, and remain constant at 23% CPR thereafter
(g)      Modified duration
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                                                      Transaction Overview
------------------------------ --------------------------------------------------------------------------------------------------
Offered                            Securities: |X| Class A-1, Class A-2, Class
                                   A-3, Class A-4, Class A-5, Class A-6, and the
                                   Class A-IO Certificates. These are referred
                                   to as the "Class A Certificates" or the
                                   "Offered Certificates" and are primarily
                                   backed by fixed-rate subprime home equity
                                   loans secured by first and second liens on
                                   mortgaged properties.

Depositor:                     |X|      Residential Asset Securities Corporation. ("RASC")

Certificate Insurer:           |X|      Ambac  Assurance  Corporation  ("Ambac"),  rated Aaa by Moody's,  AAA by S&P, and AAA by
                                        Fitch
Mortgage Insurance Provider:   |X|      Mortgage Guaranty Insurance Corporation ("MGIC")

Prepayment Assumption:         |X|      23% HEP (2.3% CPR building to 23% CPR by month 10, thereafter remaining constant at 23%
                                        CPR).
Statistical Cut-off Date:      |X|      November 1, 2002

Cut-off Date:                  |X|      December 1, 2002

Settlement Date:               |X|      December 23, 2002

Distribution Date:             |X|      The 25th day of each month (if such day is not a business  day,  the first  business day thereafter) commencing in January 2003
------------------------------ --------------------------------------------------------------------------------------------------
Optional                                Call: |X| If the aggregate principal
                                        balance falls below 10% of the original
                                        principal balance ("Optional Termination
                                        Date"), the Master Servicer may purchase
                                        from the trust all of the remaining
                                        Loans, causing an early retirement of
                                        the certificates.
Taxation:                      |X|      REMIC election.

ERISA Considerations:          |X|      ERISA-eligible.

Legal Investment:              |X|      Not SMMEA-eligible.

Seller                                  & Master Servicer: |X| Residential
                                        Funding Corporation (the "Seller",
                                        "Master Servicer" or "RFC"), an indirect
                                        wholly-owned subsidiary of GMAC Mortgage
                                        Group, Inc.

Servicers:                     |X|      HomeComings Financial Network: 84.65% as of the Statistical Cut-off Date.
(>25%)

Collateral Description:        |X|      First (93.61%) and second (6.39%) lien, fixed-rate mortgage loans with an aggregate principal balance of approximately $739,839,068 as of the Statistical Cut-off Date.

                               |X|      The mortgage loans were originated using
                                        less restrictive underwriting standards
                                        than the underwriting standards applied
                                        by some other first lien mortgage loan
                                        purchase programs, including other
                                        programs of Residential Funding
                                        Corporation and the programs of Fannie
                                        Mae and Freddie Mac

Credit Enhancement:            A. Ambac Wrap

                               B. Overcollateralization ("OC")

                               |X|      Initial (% Orig.)             0.00%
                               |X|      OC Target (% Orig.)           0.65%
                               |X|      Stepdown                      1.30%
                               |X|      OC Floor (% Orig.)            0.50%
                               |X|      OC Holiday                    6 months

                               C. Excess Cash Flow

                               Excess Cash Flow is expected to be available to
                               build overcollateralization beginning with the
                               July 2003 Distribution Date.

Trustee:                       JPMorgan Chase Bank

Form of Registration:          Book-entry form through DTC / Euroclear / Clearstream, Luxembourg in same day funds.

Minimum Denominations:         $25,000 and integral multiples of $1 in excess thereof.

Underwriters:                  Joint Lead            |X|      Deutsche Bank Securities Inc.
                               Managers:             |X|      Banc of America Securities LLC
                                                     |X|      Residential Funding Securities Corporation
                               Co-Managers:          |X|      Credit Suisse First Boston Corporation
                                                     |X|      Salomon Smith Barney, Inc.
------------------------------ --------------------- ----------------------------------------------------------------------------

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                                                       Structure Overview
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                             |X|      Class A-1: From and including the preceding Distribution Date (for the first accrual
Interest Accrual Period:          period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.
                             |X|      Classes A-2 through A-6 and Class A-IO: the calendar month preceding the current
                                  Distribution Date on a 30/360 basis.
                             |X|      Class A-1: the lesser of One-Month LIBOR plus [   ] per annum and the Net WAC Cap Rate on
Pass-Through Rates:               an actual/360-day basis
                             |X|  Classes A-2 through A-6: The lesser of the
                                  fixed rate coupon and the Net WAC Cap, during
                                  the month prior to the month of the related
                                  Distribution Date on a 30/360-day basis
                             |X|  Pass-Through Rates on the Class A-5 and A-6
                                  Certificates will increase by 0.50% per annum
                                  on the second Distribution Date after the
                                  Optional Termination Date.

Net WAC Cap Rate:            The pass-through  rate of each class of the Class A Certificates may be subject to a rate cap equal to (x), the weighted  average of the Net Mortgage Rates on the mortgage loans as of the due date in the related due period,  minus (y), the product of (i) the pass-through rate on the A-IO class, and
                             (ii),  a  fraction,  the  numerator  of which is the  notional  amount  of the A-IO  class  and the denominator of which is the balance of the mortgage loans as of the due date immediately  preceding the related due period.
                             This rate cap is referred to as the Net WAC Cap.
                             Any interest shortfall due to the application of
                             the Net WAC Cap will not be reimbursed.

Class A-IO Certificate:      The notional principal balance will be equal to the lesser of
                             |X|      the schedule found on page [6] and
                             |X|      the aggregate principal balance of the mortgage loans.

Mortgage Insurance Policy:   Approximately [62.06%] of the
                             mortgage loans by aggregate principal balance as of
                             the Statistical Cut-off Date will be insured by
                             Mortgage Guaranty Insurance Corporation, or the
                             mortgage insurance policy provider, pursuant to a
                             non-borrower paid, primary mortgage insurance
                             policy. The Insured Mortgage Loans include some of
                             the mortgage loans with loan-to-value ratios of
                             more than 50%. The Mortgage Insurance Policy will
                             be subject to certain limitations as described in
                             the prospectus supplement.

Ambac Insurance Policy:      Ambac will unconditionally and irrevocably guarantee:

                             |X| interest on each class of the Class A
                             Certificates at the related Pass-Through Rate, |X|
                             the amount of any losses allocated to the Class A
                             Certificates not covered by excess cash
                                  flow or overcollateralization, and
                             |X|  the payment of principal on the Class A
                                  Certificates (except for the Class A-IO
                                  Certificates) by no later than the [December
                                  2032] distribution date. Ambac will not
                                  guarantee the payment of Basis Risk Shortfalls
                                  or Prepayment Interest Shortfalls.

Expense Fee Rate:            With respect to any mortgage loan, the
                             sum of (i) the rate at which the master servicing
                             and subservicing fees are paid and (ii) for the
                             mortgage loans which were Mortgage Loans insured by
                             a mortgage insurance policy, the applicable premium
                             rate for the mortgage insurance policy.
---------------------------- ----------------------------------------------------------------------------------------------------

Net Mortgage Rate:           The mortgage rate minus the sum of
                             (i) the Expense Fee Rate and (ii) the rate at which
                             the premium for the certificate guaranty insurance
                             policy is paid; provided, that for proposes of this
                             calculation, the rate at which the premium for the
                             certificate guaranty insurance policy is paid shall
                             be multiplied by a fraction equal to the aggregate
                             Certificate Principal Balance of the Class A
                             Certificates over the aggregate Stated Principal
                             Balance of the mortgage loans.

Compensating Interest:       Prepayment Interest Shortfalls may be covered from:
                             |X|  Master servicing compensation in the amount
                                  equal to the lesser of (i) one-twelfth of
                                  0.125% and (ii) the sum of the Master
                                  Servicing Fee payable to the Master Servicer
                                  plus reinvestment income for such distribution
                                  date or
                             |X| Excess Cash Flow, subject to the priority of
                             distribution for Excess Cash Flow. On any
                             distribution date, the sum of the following
                             amounts:
Principal Remittance         |X|      the principal  portion of all scheduled monthly payments on the mortgage loans received or
Amount:                           advanced with respect to the related due period;
                             |X|  the principal portion of all proceeds of the
                                  repurchase of mortgage loans or, in the case
                                  of substitution, amounts representing a
                                  principal adjustment as required in the
                                  pooling and servicing agreement during the
                                  preceding calendar month; and
                             |X|  the principal portion of all other unscheduled
                                  collections received on the mortgage loans
                                  during the preceding calendar month including,
                                  without limitation, full and partial principal
                                  prepayments made by the respective mortgagors,
                                  to the extent not distributed in the preceding
                                  month.

Principal Distribution       On any distribution date, the sum of
Amount:                      |X|      the Principal Remittance Amount in respect of the mortgage loans,  and
                             |X|      excess  spread  to the  extent  distributable  as  principal  to cover  losses  and  build overcollateralization to the required level.
                             |X|      Minus, overcollateralization reduction amount

Class A-6 Lockout            The Class A-6 Lockout Distribution Percentage is assigned as follows:
Distribution Percentage:
                             |X|      Between January 2003 and December 2005: 0%;

                             |X|      Between January 2006 and December 2007: 45%;

                             |X|      Between January 2008 and December 2008: 80%;

                             |X|      Between January 2009 and December 2009: 100%;

                             |X|      January 2010 and thereafter: 300%.

Class A-6 Lockout            For any Distribution Date, the product of:
Distribution Amount:         |X|      Class A-6 Lockout Distribution Percentage

                             |X|      Principal Distribution Amount

---------------------------- ----------------------------------------------------------------------------------------------------

Principal Distributions:     The Principal Distribution Amount will be distributed as follows:

                             |X|  to the Class A-6 Certificates, an amount equal
                                  to the Class A-6 Lockout Distribution Amount
                                  for that distribution date, until the
                                  Certificate Principal Balance of the Class A-6
                                  Certificates has been reduced to zero; and
                             |X|  to the Class A-1, Class A-2, Class A-3, Class
                                  A-4, Class A-5 and Class A-6 Certificates, in
                                  that order, in each case in reduction of the
                                  Certificate Principal Balance thereof, until
                                  the Certificate Principal Balance thereof has
                                  been reduced to zero

Priority of Distributions:   Distributions to the certificateholders will be made from the available amount (after payment of the Monthly Fees) as follows:

                             |X|      distribution of interest to the Class A Certificates;

                             |X|      distribution of principal to the Class A Certificates (as further described herein), other than the Class A-IO Certificates,

                             |X|  distribution of principal to the Class A
                                  Certificates to cover certain realized losses
                                  other than excess losses (as described in "The
                                  Pooling and Servicing Agreement");

                             |X|  to the Certificate Insurer reimbursement of
                                  any payments made with respect to the Class A
                                  Certificates by the Certificate Insurer under
                                  the certificate insurance policy;

                             |X|  except for the first six distribution dates,
                                  distribution of additional principal to the
                                  certificates from the excess cashflow on the
                                  mortgage loans, until the required level of
                                  overcollateralization is reached;

                             |X|      payment to the Class A Certificates, in respect of prepayment interest shortfalls;

                             |X|  payment to the Class A Certificates in respect
                                  of prepayment interest shortfalls previously
                                  allocated thereto; and remaining unpaid from
                                  prior distribution dates; together with
                                  interest thereon;

                             |X|      distribution of any remaining funds to the non-offered certificates.

Advances:                    |X|      The Master Servicer will advance delinquent principal and interest to the extent the advance is deemed recoverable from future collections on the loan.
---------------------------- ----------------------------------------------------------------------------------------------------

                                                      Class A-IO to 10% Call

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CPR                                    55CPR        60CPR        61CPR        62CPR         63CPR         64CPR        65CPR
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Yield                                   4.25         4.25         4.25         4.25         3.16          1.93          1.93
Modified Duration                       0.80         0.80         0.80         0.80         0.79          0.78          0.78
Last Payment Period                      29           29           29           29           28            27            27
Price = 3.5528%
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                           ---------------------------------------------------------
                                         Class A-IO Notional Balance
                       Distribution Date Notional Balance
                                    January 25, 2003                   $264,000,000
                                   February 25, 2003                    243,864,000
                                      March 25, 2003                    225,262,000
                                      April 25, 2003                    208,077,000
                                        May 25, 2003                    192,202,000
                                       June 25, 2003                    177,537,000
                                       July 25, 2003                    163,990,000
                                     August 25, 2003                    151,475,000
                                  September 25, 2003                    139,914,000
                                    October 25, 2003                    129,235,000
                                   November 25, 2003                    119,370,000
                                   December 25, 2003                    110,257,000
                                    January 25, 2004                    101,839,000
                                   February 25, 2004                     94,063,000
                                      March 25, 2004                     86,880,000
                                      April 25, 2004                     80,245,000
                                        May 25, 2004                     74,116,000
                                       June 25, 2004                     68,455,000
                                       July 25, 2004                     63,225,000
                                     August 25, 2004                     58,395,000
                                  September 25, 2004                     53,933,000
                                    October 25, 2004                     49,811,000
                                   November 25, 2004                     46,005,000
                                   December 25, 2004                     42,488,000
                                    January 25, 2005                     39,241,000
                                   February 25, 2005                     36,241,000
                                      March 25, 2005                     33,470,000
                                      April 25, 2005                     30,911,000
                                        May 25, 2005                     28,547,000
                                       June 25, 2005                              0
                                      and thereafter
                           -------------------------- ------------------------------
                           ---------------------------------------------------------
                           Assumes a fixed coupon of 4.00%

                                                        Class A-1 to 10% Call

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HEP                                                  0%           12%          18%           23%          28%           34%
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  Average Life (Years)                              9.07         1.43          1.07         0.90          0.79         0.70
  Modified Duration (at par)                        8.38         1.42          1.06         0.90          0.79         0.70
  First Principal Payment Date                    01/25/03     01/25/03      01/25/03     01/25/03      01/25/03     01/25/03
  Last Principal Payment Date                     11/25/17     09/25/05      11/25/04     07/25/04      04/25/04     02/25/04
  Principal Payment Window (Months)                 179           33            23           19            16           14

                                                        Class A-2 to 10% Call
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HEP                                                  0%           12%          18%           23%          28%           34%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                             17.35         3.58          2.48         2.00          1.68         1.42
  Modified Duration (at par)                       13.17         3.34          2.36         1.91          1.62         1.37
  First Principal Payment Date                    11/25/17     09/25/05      11/25/04     07/25/04      04/25/04     02/25/04
  Last Principal Payment Date                     03/25/23     06/25/07      01/25/06     05/25/05      01/25/05     09/25/04
  Principal Payment Window (Months)                  65           22            15           11            10            8

                                                        Class A-3 to 10% Call
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HEP                                                  0%           12%          18%           23%          28%           34%
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  Average Life (Years)                             22.37         5.70          3.83         3.00          2.48         2.05
  Modified Duration (at par)                       14.84         5.04          3.51         2.79          2.32         1.94
  First Principal Payment Date                    03/25/23     06/25/07      01/25/06     05/25/05      01/25/05     09/25/04
  Last Principal Payment Date                     02/25/27     01/25/10      08/25/07     08/25/06      11/25/05     05/25/05
  Principal Payment Window (Months)                  48           32            20           16            11            9

                                                        Class A-4 to 10% Call
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HEP                                                  0%           12%          18%           23%          28%           34%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                             26.19         10.65         6.82         5.00          3.98         3.18
  Modified Duration (at par)                       14.69         8.13          5.67         4.35          3.55         2.89
  First Principal Payment Date                    02/25/27     01/25/10      08/25/07     08/25/06      11/25/05     05/25/05
  Last Principal Payment Date                     11/25/30     08/25/17      04/25/13     03/25/10      05/25/08     03/25/07
  Principal Payment Window (Months)                  46           92            69           44            31           23

                                                        Class A-5 to 10% Call
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HEP                                                  0%           12%          18%           23%          28%           34%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                             28.08         14.92        10.88         8.48          6.67         5.22
  Modified Duration (at par)                       13.46         9.71          7.85         6.52          5.38         4.38
  First Principal Payment Date                    11/25/30     08/25/17      04/25/13     03/25/10      05/25/08     03/25/07
  Last Principal Payment Date                     01/25/31     11/25/17      11/25/13     07/25/11      01/25/10     09/25/08
  Principal Payment Window (Months)                  3             4            8            17            21           19

                                                        Class A-6 to 10% Call
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HEP                                                  0%           12%          18%           23%          28%           34%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                             13.92         7.86          6.98         6.44          5.88         5.12
  Modified Duration (at par)                        9.53         6.27          5.71         5.34          4.95         4.41
  First Principal Payment Date                    01/25/06     01/25/06      01/25/06     01/25/06      01/25/06     01/25/06
  Last Principal Payment Date                     01/25/31     11/25/17      11/25/13     07/25/11      01/25/10     09/25/08
  Principal Payment Window (Months)                 301           143           95           67            49           33
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                                                        Class A-1 to Maturity
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HEP                                                0%            12%           18%          23%           28%           34%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                            9.07          1.43          1.07          0.90         0.79          0.70
  Modified Duration (at par)                      8.38          1.42          1.06          0.90         0.79          0.70
  First Principal Payment Date                  01/25/03      01/25/03      01/25/03      01/25/03     01/25/03      01/25/03
  Last Principal Payment Date                   11/25/17      09/25/05      11/25/04      07/25/04     04/25/04      02/25/04
  Principal Payment Window (Months)                179           33            23            19           16            14

                                                        Class A-2 to Maturity
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HEP                                                0%            12%           18%          23%           28%           34%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                            17.35         3.58          2.48          2.00         1.68          1.42
  Modified Duration (at par)                      13.17         3.34          2.36          1.91         1.62          1.37
  First Principal Payment Date                  11/25/17      09/25/05      11/25/04      07/25/04     04/25/04      02/25/04
  Last Principal Payment Date                   03/25/23      06/25/07      01/25/06      05/25/05     01/25/05      09/25/04
  Principal Payment Window (Months)                65            22            15            11           10             8

                                                        Class A-3 to Maturity
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HEP                                                0%            12%           18%          23%           28%           34%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                            22.37         5.70          3.83          3.00         2.48          2.05
  Modified Duration (at par)                      14.84         5.04          3.51          2.79         2.32          1.94
  First Principal Payment Date                  03/25/23      06/25/07      01/25/06      05/25/05     01/25/05      09/25/04
  Last Principal Payment Date                   02/25/27      01/25/10      08/25/07      08/25/06     11/25/05      05/25/05
  Principal Payment Window (Months)                48            32            20            16           11             9

                                                        Class A-4 to Maturity
---------------------------------------------------------------------------------------------------------------------------------
HEP                                                0%            12%           18%          23%           28%           34%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                            26.19         10.65         6.82          5.00         3.98          3.18
  Modified Duration (at par)                      14.69         8.13          5.67          4.35         3.55          2.89
  First Principal Payment Date                  02/25/27      01/25/10      08/25/07      08/25/06     11/25/05      05/25/05
  Last Principal Payment Date                   11/25/30      08/25/17      04/25/13      03/25/10     05/25/08      03/25/07
  Principal Payment Window (Months)                46            92            69            44           31            23

                                                        Class A-5 to Maturity
---------------------------------------------------------------------------------------------------------------------------------
HEP                                                0%            12%           18%          23%           28%           34%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                            28.74         18.78         13.90        10.98         8.48          6.22
  Modified Duration (at par)                      13.59         11.03         9.19          7.81         6.42          5.00
  First Principal Payment Date                  11/25/30      08/25/17      04/25/13      03/25/10     05/25/08      03/25/07
  Last Principal Payment Date                   06/25/32      03/25/30      05/25/25      03/25/21     12/25/17      06/25/15
  Principal Payment Window (Months)                20            152           146          133           116           100

                                                        Class A-6 to Maturity
---------------------------------------------------------------------------------------------------------------------------------
HEP                                                0%            12%           18%          23%           28%           34%
---------------------------------------------------------------------------------------------------------------------------------
  Average Life (Years)                            13.92         7.88          7.03          6.56         6.20          5.89
  Modified Duration (at par)                      9.53          6.27          5.73          5.41         5.17          4.94
  First Principal Payment Date                  01/25/06      01/25/06      01/25/06      01/25/06     01/25/06      01/25/06
  Last Principal Payment Date                   04/25/32      12/25/29      02/25/25      01/25/21     11/25/17      04/25/15
  Principal Payment Window (Months)                316           288           230          181           143           112
---------------------------------------------------------------------------------------------------------------------------------

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                                                        Collateral Summary

Number of Mortgage Loans                              8,623    Weighted Average Credit Score                           621
Principal Balance                              $738,839,068    Property Type
Average Principal Balance                           $85,682       Single Family (detached)                          81.87%
   Range                                    $1,937-$500,000       Two to Four Family units                           6.12%
Weighted Average Mortgage Rate                      8.6145%       Manufactured Home                                  1.37%
   Range                                   5.800% - 15.990%       Planned Unit Developments                          5.85%
                                                                  (detached)
Weighted Average Net Mortgage Rate                  7.2682%       Planned Unit Developments                          1.58%
                                                                  (attached)
   Range                                   4.060% - 15.300%       Condo                                              2.04%
Weighted Average Remaining Term                  319 months       Townhouse                                          1.17%
   Range                                    60 months - 360    Occupancy Status
                                     months
Weighted Average Seasoning                         1 months       Primary Residence                                 86.30%
Latest Maturity Date                       December 1, 2032       Non-Owner Occupied                                12.80%
State Concentration (>5%)                                         Second Vacation                                    0.90%
   California                                        10.23%    Documentation Type
   Florida                                            9.43%       Reduced Documentation                             24.18%
   Texas                                              8.02%    Servicer
Weighted Average Original LTV*                       80.11%       HomeComings                                       84.65%
  Range                                     7.00% - 100.00%       Mortgage Lender Network                           15.30%
First Lien                                           93.61%    Delinquency
Second Liens                                          6.39%       Current                                           99.07%
Balloon Loans                                         8.20%       30 - 59 Days                                       0.93%
---------------------------------------------------------------------------------------------------------------------------

*CLTV measure used for 2nd lien mortgages for purposes of computation

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                                        Credit Score Distribution

Credit                              Number of       Current Principal         % of Current
                                                                                Principal
Score                                Loans              Balance                 Balance
-----                                ------             --------                -------
499 or less                              98             $6,525,046                  0.88%
500 - 519                               138              8,479,589                  1.15
520 - 539                               378             22,232,713                  3.01
540 - 559                               640             44,296,281                  6.00
560 - 579                               877             64,148,826                  8.68
580 - 599                             1,011             75,315,496                 10.19
600 - 619                             1,599            141,012,127                 19.09
620 - 639                             1,325            119,296,254                 16.15
640 - 659                             1,083            110,876,852                 15.01
660 - 679                               724             74,090,025                 10.03
680 - 699                               300             28,655,944                  3.88
700 - 719                               187             19,472,003                  2.64
720 - 739                               107             10,795,849                  1.46
740 - 759                                78              7,430,275                  1.01
760 or greater                           51              4,758,932                  0.64
Subtotal with Credit Scores           8,596            737,386,212                 99.80
Not Available                            27              1,452,857                  0.20
Total:                                8,623           $738,839,068                100.00%
------------------------------------------------------------------------------------------------

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                                Original Mortgage Loan Principal Balances

Original Mortgage                  Number of      Current Principal     % of Current Principal
Amount ($)                           Loans             Balance                 Balance
----------                       -   ------    -       --------        -       -------
1 - 100,000                           6,025         $306,640,401                 41.50%
100,001 - 200,000                     2,030          280,625,546                 37.98
200,001 - 300,000                       440          105,234,232                 14.24
300,001 - 400,000                       115           40,331,179                  5.46
400,001 - 500,000                        13            6,007,711                  0.81
Total:                                8,623         $738,839,068                100.00%
------------------------------------------------------------------------------------------------

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                                                Net Mortgage Rates

Net Mortgage                       Number of      Current Principal     % of Current Principal
Rate (%)                             Loans             Balance                 Balance
--------                         -   ------    -       --------        -       -------
4.000 - 4.499                            9           $1,965,160                    0.27%
4.500 - 4.999                           77           14,657,077                    1.98
5.000 - 5.499                          249           36,427,699                    4.93
5.500 - 5.999                          607           80,061,623                   10.84
6.000 - 6.499                        1,044          125,355,133                   16.97
6.500 - 6.999                        1,235          130,761,812                   17.70
7.000 - 7.499                        1,018           96,727,357                   13.09
7.500 - 7.999                          801           71,605,439                    9.69
8.000 - 8.499                          721           56,915,968                    7.70
8.500 - 8.999                          553           37,295,248                    5.05
9.000 - 9.499                          388           23,917,322                    3.24
9.500 - 9.999                          274           15,292,706                    2.07
10.000 - 10.499                        221            9,706,761                    1.31
10.500 - 10.999                        156            6,363,825                    0.86
11.000 - 11.499                        238            7,932,574                    1.07
11.500 - 11.999                        173            5,741,842                    0.78
12.000 - 12.499                        241            6,486,855                    0.88
12.500 - 12.999                         47            1,145,805                    0.16
13.000 - 13.499                        495            8,747,277                    1.18
13.500 - 13.999                         73            1,692,102                    0.23
14.000 - 14.499                          2               37,547                    0.01
15.000 - 15.499                          1                1,937                    0.01
Total:                               8,623         $738,839,068                  100.00%
------------------------------------------------------------------------------------------------

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------------------------------------------------------------------------------------------------
                                Mortgage Rates of the Mortgage Loans

Mortgage                           Number of      Current Principal     % of Current Principal
Rate (%)                             Loans             Balance                 Balance
--------                         -   ------    -       --------        -       -------
5.500 - 5.999                           7            $1,573,824                    0.21%
6.000 - 6.499                          45             8,555,356                    1.16
6.500 - 6.999                         260            45,188,547                    6.12
7.000 - 7.499                         405            54,967,117                    7.44
7.500 - 7.999                       1,234           153,134,678                   20.73
8.000 - 8.499                       1,063           112,014,720                   15.16
8.500 - 8.999                       1,548           149,160,485                   20.19
9.000 - 9.499                         871            66,749,709                    9.03
9.500 - 9.999                         906            61,178,656                    8.28
10.000 - 10.499                       388            24,710,367                    3.34
10.500 - 10.999                       366            18,400,709                    2.49
11.000 - 11.499                       171             7,352,528                    1.00
11.500 - 11.999                       249             9,136,315                    1.24
12.000 - 12.499                       208             6,879,587                    0.93
12.500 - 12.999                       273             7,848,702                    1.06
13.000 - 13.499                        54             1,439,115                    0.19
13.500 - 13.999                       497             8,770,436                    1.19
14.000 - 14.499                         4               116,077                    0.02
14.500 - 14.999                        73             1,660,205                    0.22
15.500 - 15.999                         1                 1,937                    0.01
Total:                              8,623          $738,839,068                  100.00%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                        Original Loan-to-Value Ratios*

Original Loan-to-Value              Number of       Current Principal         % of Current
                                                                               Principal
Ratio (%)                            Loans              Balance                 Balance
---------                        -   ------     -       --------         -      -------
0.01 - 50.00                            407            $25,439,987                   3.44%
50.01 - 55.00                           142             12,038,857                   1.63
55.01 - 60.00                           215             17,458,478                   2.36
60.01 - 65.00                           272             24,756,649                   3.35
65.01 - 70.00                           474             46,077,209                   6.24
70.01 - 75.00                           751             72,069,664                   9.75
75.01 - 80.00                         1,963            211,138,237                  28.58
80.01 - 85.00                         1,091            112,990,222                  15.29
85.01 - 90.00                         1,322            132,228,066                  17.90
90.01 - 95.00                           593             47,859,356                   6.48
95.01 - 100.00                        1,393             36,782,346                   4.98
Total:                                8,623           $738,839,068                 100.00%
------------------------------------------------------------------------------------------------

*CLTV measure used for 2nd lien mortgages for purposes of computation

------------------------------------------------------------------------------------------------

                        Geographical Distribution of Mortgaged Properties

                                   Number of      Current Principal     % of Current Principal
State                                Loans             Balance                 Balance
-----                            -   ------    -       --------        -       -------
California                             456          $75,563,249                  10.23%
Florida                                767           69,672,071                   9.43
Texas                                  844           59,287,990                   8.02
Michigan                               490           36,006,052                   4.87
Georgia                                406           35,839,654                   4.85
Massachusetts                          182           29,634,219                   4.01
Ohio                                   381           28,091,589                   3.80
Alabama                                440           27,856,308                   3.77
New York                               216           26,409,353                   3.57
Tennessee                              461           25,598,900                   3.46
Indiana                                369           23,870,640                   3.23
Other                                3,611          301,009,043                  40.74
Total:                               8,623         $738,839,068                 100.00%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                        Mortgage Loan Purpose

Loan                               Number of      Current Principal     % of Current Principal
Purpose                              Loans             Balance                 Balance
-------                          -   ------    -       --------        -       -------
Equity Refinance                      5,288         $506,265,855                 68.52%
Purchase                              2,603          155,431,671                 21.04
Rate/Term Refinance                     732           77,141,542                 10.44
Total:                                8,623         $738,839,068                100.00%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                Property Type

Property                            Number of     Current Principal     % of Current Principal
Type                                 Loans             Balance                 Balance
----                              -  ------    -       --------        -       -------
Single Family (detached)               7,305        $604,923,582                 81.87%
Two- to four- family units               402          45,231,119                  6.12
Planned Unit Developments                349          43,237,946                  5.85
(detached)
Condo Low-Rise (‹ 5 stories)             158          13,940,550                  1.89
Planned Unit Developments                113          11,681,537                  1.58
(attached)
Manufactured Home                        159          10,123,017                  1.37
Townhouse                                127           8,647,495                  1.17
Condo Mid-Rise (5 to 8 stories)            9             853,823                  0.12
Condo High-Rise (› 8 stories)              1             200,000                  0.03
Total:                                 8,623        $738,839,068                100.00%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                                Occupancy Type

Occupancy                          Number of      Current Principal     % of Current Principal
Type                                 Loans             Balance                 Balance
----                             -   ------    -       --------        -       -------
Primary Residence                     7,334         $637,614,558                 86.30%
Non-Owner Occupied                    1,227           94,586,427                 12.80
Second/Vacation                          62            6,638,083                  0.90
Total:                                8,623         $738,839,068                100.00%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                Documentation Type

Documentation                      Number of      Current Principal     % of Current Principal
Type                                 Loans             Balance                 Balance
----                             -   ------    -       --------        -       -------
Full documentation                    6,914         $560,167,685                 75.82%
Reduced Documentation                 1,709          178,671,383                 24.18
Total:                                8,623         $738,839,068                100.00%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                                Credit Grade

Credit                             Number of      Current Principal     % of Current Principal
Grade                                Loans             Balance                 Balance
-----                            -   ------    -       --------        -       -------
A4                                    3,279         $338,627,583                 45.83%
AX                                    3,027          240,830,279                 32.60
AM                                    1,273           89,149,581                 12.07
B                                       732           51,447,493                  6.96
C                                       214           13,459,465                  1.82
CM                                       98            5,324,667                  0.72
Total:                                8,623         $738,839,068                100.00%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                Prepayment Penalty Term

Prepayment                         Number of      Current Principal     % of Current Principal
Penalty Term                         Loans             Balance                 Balance
------------                     -   ------    -       --------        -       -------
None                                  3,703         $279,057,705                 37.77%
12 Months                               223           25,636,086                  3.47
24 Months                               399           32,145,939                  4.35
36 Months                             3,181          305,382,045                 41.33
48 Months                                16            1,462,588                  0.20
60 Months                             1,087           93,756,295                 12.69
Other                                    14            1,398,410                  0.19
Total:                                8,623         $738,839,068                100.00%
------------------------------------------------------------------------------------------------